                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-1 of our report dated November 27, 1996, relating to the financial statements of Heritage Credit Services, Inc., which is contained in that Prospectus.

     We also consent to the reference to us under the caption "Experts" in the Prospectus.

                                            /s/ BDO SEIDMAN, LLP
                                            BDO Seidman, LLP

Seattle, Washington

January 14, 1998